Exhibit 10.22.5.6

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

PRIMEENERGY CORPORATION

PRIMEENERGY MANAGEMENT CORPORATION

PRIME OPERATING COMPANY

EASTERN OIL WELL SERVICE COMPANY

SOUTHWEST OILFIELD CONSTRUCTION COMPANY

EOWS MIDLAND COMPANY

GUARANTY BANK, FSB

AS AGENT AND LETTER OF CREDIT ISSUER

AND

THE LENDERS SIGNATORY HERETO

October 30, 2008

- i -

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of October 30, 2008 (the “Effective Date”), by and among PRIMEENERGY CORPORATION, a Delaware corporation, PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, and EOWS MIDLAND COMPANY, a Texas corporation (collectively, the “Borrower”), each lender that is a signatory hereto (individually, together with its successors and assigns, a “Lender” and collectively together, with their respective successors and assigns, the “Lenders”) and GUARANTY BANK, FSB, a federal savings bank, as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms of the Amended and Restated Credit Agreement referred to hereinafter, the “Agent”) and letter of credit issuer.

WITNESSETH:

WHEREAS, the above named parties did execute and exchange counterparts of that certain Amended and Restated Credit Agreement dated December 28, 2006, as amended to the Effective Date (as so amended, the “Agreement”), to which reference is here made for all purposes;

WHEREAS, the Borrower, the Lenders and the Agent are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth herein, the Borrower, the Lenders and the Agent agree as follows:

ARTICLE I

DEFINITIONS

1.1 Terms Defined Above. As used herein, each of the terms “Agent,” “Agreement,” “Amendment,” “Borrower,” “Effective Date,” “Lender” and “Lenders” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.3 References. References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit,

Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

1.6 Negotiated Transaction. Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.

ARTICLE II

AMENDMENTS

2.1 Amendment of Section 1.2. Section 1.2 of the Agreement is amended to add thereto, in its proper alphabetical location, the following definition:

“Monthly Reduction Amount” shall mean, at any time, the amount determined as such by the Agent (with the approval of the Lenders as required by applicable provisions of this Agreement) and then in effect in accordance with the provisions of Section 2.9.

2.2 Amendments of Section 2.9. Section 2.9 of the Agreement is amended as follows:

(a) The heading of Section 2.9 of the Agreement is amended to read as follows:

“2.9 Borrowing Base and Monthly Reduction Amount Determinations.”

(b) Section 2.9(a) of the Agreement is amended to read as follows in its entirety:

“(a) The Borrowing Base, as of the Closing Date is acknowledged by the Borrower, the Agent and the Lenders to be $72,000,000. Commencing on the first day of February, 2007 and continuing thereafter on the first day of each calendar month, the amount of the Borrowing Base then in effect shall be reduced by the Monthly Reduction Amount, which Monthly Reduction Amount as of the Closing Date is acknowledged to be $0.00.”

(c) Section 2.9(b) of the Agreement is amended to add the words “and the Monthly Reduction Amount” following each reference to “Borrowing Base” appearing in the first sentence of such Section 2.9(b).

(d) Section 2.9(c) of the Agreement is amended to add the words “and the Monthly Reduction Amount” following the first reference to “Borrowing Base” appearing in such Section 2.9(c).

2.3 Replacement of Exhibit IV. Exhibit IV to the Agreement is replaced with Exhibit IV attached to this Amendment.

2.4 Amendment of Table of Contents. The Table of Contents to the Agreement is amended to give effect to this Amendment and each amendment to the Amended and Restated Credit Agreement dated December 28, 2006 entered into prior to the Effective Date.

ARTICLE III

RATIFICATION AND ACKNOWLEDGMENT

Each of the Borrower, the Lenders and the Agent does hereby adopt, ratify and confirm the Agreement, as amended hereby, and acknowledges and agrees that the Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect. Each of the Borrower, the Lenders and the Agent hereby agrees and acknowledges that, as of the Effective Date, the Borrowing Base is $102,000,000 and the Monthly Reduction Amount is $1,200,000, with the first reduction of such Borrowing Base amount as a result of such Monthly Reduction Amount to occur on June 1, 2009.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower does hereby re-make in favor of the Lenders and the Agent each of the representations and warranties made by it in the Loan Documents to which it is a party and further represents and warrants that each of such representations and warranties made by it remains true and correct as of the date of execution of this Amendment.

ARTICLE V

CONDITION TO EFFECTIVENESS

As consideration for this Amendment, the Borrower shall pay to Guaranty Bank, FSB, in immediately available funds and substantially contemporaneously with execution of this Amendment, (a) solely for its account, an engineering fee in the amount of $5,000 and (b) for its account and, as may be agreed by it with the other Lenders, the account of the other Lenders, any fee or fees payable in connection with this Amendment under the terms of the Fee Letter Agreement. Payment of such fees shall be a condition precedent to the effectiveness of this Amendment, the Agent (for the account of the Lenders) notwithstanding any other provision of this Amendment to the contrary.

ARTICLE VI

MISCELLANEOUS

6.1 Parties in Interest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

6.2 Rights of Third Parties. Except as provided in Section 6.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

6.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

6.4 Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

6.5 Invalidity. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AMENDMENT SHALL FOR ANY REASON BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AMENDMENT.

6.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICT OF LAWS.

IN WITNESS WHEREOF, this Fifth Amendment to Amended and Restated Credit Agreement is executed effective as of the Effective Date.

BORROWER:

PRIMEENERGY CORPORATION
PRIMEENERGY MANAGEMENT CORPORATION
PRIME OPERATING COMPANY
EASTERN OIL WELL SERVICE COMPANY
SOUTHWEST OILFIELD CONSTRUCTION COMPANY
EOWS MIDLAND COMPANY

By:
Beverly A. Cummings
Executive Vice President, Treasurer and Chief Financial Officer of each such entity

(Signatures continue on following pages)

AGENT:

GUARANTY BANK, FSB, as Agent

By:
David M. Butler
Senior Vice President

LENDER:

GUARANTY BANK, FSB

By:
David M. Butler
Senior Vice President

(Signatures continue on following pages)

LENDER:

BNP PARIBAS

By:
Douglas R. Liftman
Managing Director

By:
Name:
Title:

(Signatures continue on following page)

LENDER:

JPMORGAN CHASE BANK, N.A.

By:
Jo Linda Papadakis
Vice President

EXHIBIT IV

FACILITY AMOUNTS

1.	Revolving Line of Credit

Name of Lender	Facility Amount	Percentage Share
Guaranty Bank, FSB	$52,500,000.00	35.00000%
BNP Paribas	$52,500,000.00	35.00000%
JPMorgan Chase Bank, N.A.	$45,000,000.00	30.00000%

Total	$150,000,000.00	100.0000000%

2.	Revolving Line of Credit No. 2 Loan

Name of Lender	Facility Amount	Percentage Share
Guaranty Bank, FSB	$3,500,000.00	35.00000%
BNP Paribas	$3,500,000.00	35.00000%
JPMorgan Chase Bank, N.A.	$3,000,000.00	30.00000%

Total	$10,000,000.00	100.0000000%